UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 14, 2010
Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Suite A1001-1002, Tower 16, Hengmao Int’l Center Nanchang City, Jiangxi Province, China		330003
(Address of principal executive offices)		(Zip Code)

86-791-6669093 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01                      Regulation FD Disclosure.

Furnished hereunder are the prepared remarks of Gerard Daignault, Chief Operating Officer of AgFeed Industries, Inc., at a public conference call held on April 14, 2010.  A copy of the remarks is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Also furnished hereunder is a copy of the press release, dated April 14, 2010, announcing an agreement by AgFeed Industries, Inc. to invest in a hog production project in Xinyu City in Jiangxi province.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The copies of the remarks and the press release are being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Prepared remarks, dated April 14, 2010, of Gerard Daignault, Chief Operating Officer of AgFeed Industries, Inc.

99.2	Press release, dated April 14, 2010, of AgFeed Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: April 14, 2010

	By:	/s/ Gerard Daignault
Gerard Daignault
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Prepared remarks, dated April 14, 2010, of Gerard Daignault, Chief Operating Officer of AgFeed Industries, Inc.

99.2	Press release, dated April 14, 2010, of AgFeed Industries, Inc.